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                        AMENDMENT NO. 1 TO
                  REVOLVING CREDIT AND TERM LOAN
                      AND SECURITY AGREEMENT

          This Amendment No. 1 is entered into as of June 19, 1995, between TL LEASE FUNDING CORP. IV, a Delaware corporation (the
"Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("First
Union").

          The parties hereto are the parties to a Revolving Credit and Term Loan and Security Agreement, dated as of April 18, 1995 (the "Credit Agreement"), and desire to increase the maximum amount of loans which may be made thereunder from $60,000,000 to $80,000,000. All capitalized terms used herein shall have the same meanings as in the Credit Agreement.

          NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for the good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendments. (a) Recital A of the Credit Agreement is hereby amended by substituting the figure $80,000,000 for the figure $60,000,000 therein and (b) Section 1.1 of the Credit Agreement is hereby amended by substituting the figure $80,000,000 for the figure $60,000,000 in the definition of Loan Commitment Amount.

          2. No Further Amendment. Except as set forth above, the Credit Agreement shall continue in full force and effect without modification.

          3. Effectiveness; Note. This Amendment shall become effective upon the execution and delivery by the Company of a substitute promissory note reflecting this Amendment.

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          IN WITNESS WHEREOF, the parties have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                         TL LEASE FUNDING CORP. IV


                         By:_____________________________________
                         Title:___________________________________


                         FIRST UNION NATIONAL BANK OF NORTH
                           CAROLINA


                         By:______________________________________
                         Title:____________________________________